EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 1 AND CONSENT

under that certain

FIFTH AMENDED AND RESTATED $750,000,000 SENIOR UNSECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 AND CONSENT (this “Agreement”), dated as of February 21, 2013, is by and among Barnes Group Inc. (“BGI”), a Delaware corporation having its principal place of business at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011, Barnes Group Switzerland GmbH, a limited liability company organized under the laws of Switzerland and an indirect, wholly-owned Subsidiary of BGI, registered at Alte Haslenstrasse 29, 9053 Teufen, Switzerland, acting through its Nevis Branch having its registered office at Four Seasons Estates, Villa 1426, Palm Grove Villas, Nevis & Saint Kitts, West Indies (“Barnes Switzerland”), and Barnes Group Luxembourg (No. 1) S.à r.l., a private limited liability company organized under the laws of Luxembourg and a wholly-owned Subsidiary of BGI, registered at 102, rue des Maraîchers, L-2124 Luxembourg, Grand-Duchy of Luxembourg (“Barnes Luxembourg” and, together with BGI and Barnes Switzerland, the “Borrowers”, and each individually, a “Borrower”), and Bank of America, N.A. (“Bank of America”), a national banking association, and the other lending institutions signatory hereto (the “Lenders”) and Bank of America, as administrative agent for itself and such other lending institutions (the “Administrative Agent”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and RBS Citizens, N.A., as Co-Lead Arrangers, J.P. Morgan Securities LLC and RBS Citizens, N.A., as Co-Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent. Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Fifth Amended and Restated $750,000,000 Senior Unsecured Revolving Credit Agreement, dated as of September 27, 2011 (as amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers;

WHEREAS, the Borrowers have advised the Lenders and the Administrative Agent of a proposed disposition of certain assets as more specifically described to the Lenders and the Administrative Agent on February 14, 2013 (the “Disposition”);

WHEREAS, absent a consent from the Lenders and the Administrative Agent, certain aspects of the Disposition would violate Section 9.5.2 of the Credit Agreement; and

WHEREAS, the Borrowers have asked that the Lenders and the Administrative Agent (i) consent to the Disposition and (ii) make certain other amendments and modifications to the Credit Agreement, and the Lenders and the Administrative Agent consent to such Disposition and are willing to make such other amendments and modifications requested by the Borrowers, subject to the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.     Consent. As of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance upon the representations and warranties of the Borrowers and Guarantors set forth in the Credit Agreement and in this Agreement, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Administrative Agent and the Lenders signatory hereto hereby consent to the Disposition. For the avoidance of doubt, the Disposition shall not be included when calculating the exclusion contained in the proviso of Section 9.5.2. The consent contained in this Section 1 is a limited consent and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver of any other term or condition of the Credit Agreement and the other Loan Documents, and (iii) shall not constitute a custom or course of dealing among the parties hereto.

§2.     Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 below:

(a)Section 1.1 of the Credit Agreement is amended and modified by deleting the definition of “Consolidated EBITDA” contained therein and replacing it in its entirety with the following:

“Consolidated EBITDA. For any period, Consolidated Net Income of the Borrowers, their Subsidiaries and, without duplication, the Acquired Businesses (excluding, without duplication, (a) extraordinary gains and losses in accordance with GAAP, (b) gains and losses in connection with asset dispositions whether or not constituting extraordinary gains and losses, and (c) gains or losses on discontinued operations; provided that for purposes of calculating the financial covenants under §10 of this Agreement, the Consolidated Net Income generated by any discontinued operations of BGI and its Subsidiaries related to a proposed disposition permitted by §9.5.2 or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of the Credit Agreement shall continue to be included in the calculation of Consolidated EBITDA until the date that the proposed disposition is actually consummated) for the four fiscal quarters ended on such date, plus (i) to the extent deducted in computing Consolidated Net Income of the Borrowers, their Subsidiaries and, without duplication, the Acquired Businesses, the amount of interest expense, accrued (including, for the avoidance of doubt, imputed interest on convertible notes) or paid, during such period, plus (ii) to the extent deducted in computing such Consolidated Net Income of the Borrowers, their Subsidiaries and, without duplication, the Acquired Businesses, the sum of income taxes, depreciation and amortization for such period, plus (iii) due diligence and transaction expenses in connection with acquisitions and Asset Sales permitted hereunder (whether or not consummated) in an amount not to exceed $500,000 in any four fiscal quarter period, plus (iv) broker fees and success fees in connection with acquisitions and Asset Sales permitted hereunder in an amount not to exceed $6,000,000 in the aggregate over the term of this Credit Agreement; provided that for purposes of calculating the financial covenants under §10 of this Agreement, the portion of any adjustments contained in clause (i), (ii), (iii) and (iv) hereof attributed to any discontinued operations of BGI and its Subsidiaries related to a proposed disposition permitted by §9.5.2 or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of the Credit Agreement shall continue to be included in the calculation of Consolidated EBITDA until the date that the proposed disposition is actually consummated. The financial results of any Acquired Businesses acquired at any time during the period tested shall be included as if such Acquired Business had been acquired as of the first day of the period tested.”
(b)Section 1.1 of the Credit Agreement is amended and modified by deleting the definition of “Consolidated Net Income” contained therein and replacing it in its entirety with the following:

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“Consolidated Net Income. The consolidated net income (or deficit) of BGI and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP (excluding any losses attributable to the use of a fair value methodology for recognition and measurement of impairment of goodwill identified in accordance with FASB ASC 350); provided that for purposes of calculating the financial covenants under §10 of this Agreement, the consolidated net income (or deficit) generated by any discontinued operations of BGI and its Subsidiaries related to a proposed disposition permitted by §9.5.2 or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of the Credit Agreement shall continue to be included in the calculation of consolidated net income (or deficit) until the date that the proposed disposition is actually consummated, notwithstanding any contrary treatment with respect to such consolidated net income (or deficit) in accordance with GAAP.”

(c)    Section 9.5.1(g) of the Credit Agreement is amended and modified by deleting the reference to “$200,000,000” contained therein and inserting “$400,000,000” in replacement thereof.
§3.     Representations and Warranties. As of the Agreement Effective Date (as defined below), each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)    Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct on the Agreement Effective Date, except for any such representations or warranties which by their terms refer to a specific date.

(b)    Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Agreement and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Agreement and the other documents delivered in connection therewith (collectively, the “Agreement Documents”), the Credit Agreement as modified hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)    Enforceability of Obligations. This Agreement, the Agreement Documents, the Credit Agreement as modified hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d)    No Default. Immediately after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§4.     Affirmation of Borrowers and Guarantors.

(a)    Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loan, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Letters of Credit, the Credit

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Agreement as modified hereby and the other Loan Documents, at the times and in the amounts provided for therein. Each Borrower confirms and agrees that all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as modified hereby.

(b)    Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Agreement. Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower's payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as modified hereby. Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as modified hereby.

§5.     Conditions to Effectiveness. The consents provided for herein shall take effect upon the satisfaction of the following conditions precedent (such date, the “Agreement Effective Date”):

(a)    the Administrative Agent shall have received a counterpart signature page to this Agreement, duly executed and delivered by each of the Borrowers, the Guarantors and the Required Lenders; and

(b)    the Borrowers shall have paid to the Lenders or the Administrative Agent, as appropriate, any and all fees due on or prior to the date hereof, together with the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel with respect to which the Borrowers have received invoices on or prior to the Agreement Effective Date.

§6.     Satisfaction of Conditions. Without limiting the generality of the foregoing Section 5, for purposes of determining compliance with the conditions specified in Section 5, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

§7.     Miscellaneous Provisions. This Agreement shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future consents with respect to any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents. THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH BORROWER CONSENTS AND AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH BORROWER IN ACCORDANCE WITH LAW AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT

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OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including reasonable legal fees and disbursements of the Administrative Agent's Special Counsel).

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an agreement as of the date first written above.

BARNES GROUP INC.

By:	/s/ Kenneth R. Hopson
	Name:	Kenneth R. Hopson
	Title:	Vice President, Treasurer

BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L.

By:	/s/ Christopher J. Stephens, Jr.
For and on Behalf of Barnes Group Luxembourg
(NO. 2) S.à r.l.
In turn represented by,
Mr. Christopher J. Stephens, Jr.
Its Class B Manager, duly authorized and empowered in
this respect by the Board of Managers of Barnes Group
Luxembourg (NO. 2) S.à r.l.

BARNES GROUP SWITZERLAND GmbH, Nevis Branch

By:	/s/ Christopher J. Stephens, Jr.
	Name:	Christopher J. Stephens, Jr.
	Title:	Manager

BANK OF AMERICA, N.A., individually, as a Lender, Issuing Bank and as Swing Line Lender

By:	/s/ Christopher T. Phelan
	Name:	Christopher T. Phelan
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Daglas Panchal
	Name:	Daglas Panchal
	Title:	Vice President

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen F. O'Sullivan
	Name:	Stephen F. O'Sullivan
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Tom Molitor
	Name:	Tom Molitor
	Title:	Managing Director

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Troy Weaver
	Name:	Troy Weaver
	Title:	Senior Vice President

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Donald G. Cassidy, Jr.
	Name:	Donald G. Cassidy, Jr.
	Title:	Managing Director

FIFTH THIRD BANK, as a Lender

By:	/s/ Valerie Schanzer
	Name:	Valerie Schanzer
	Title:	Vice President

HSBC BANK USA, N.A., as a Lender

By:	/s/ Robert H. Rogers
	Name:	Robert H. Rogers
	Title:	Senior Relationship Manager

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Vice President

DBS BANK LTD., Los Angeles Agency, as a Lender

By:	/s/ James McWalters
	Name:	James McWalters
	Title:	General Manager

THE GOVERNOR & COMPANY OF THE BANK OF IRELAND, as a Lender

By:	/s/ Padraig Rushe
	Name:	Padraig Rushe
	Title:	Authorised Signatory

By:	/s/ Wendy Hobson
	Name:	Wendy Hobson
	Title:	Authorised Signatory

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
	Name:	Jared Shaner
	Title:	Assistant Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Clifford Hoppe
	Name:	Clifford Hoppe
	Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver
	Name:	Carol Carver
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert M. Martin
	Name:	Robert M. Martin
	Title:	Senior Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Christine Davis
	Name:	Christine Davis
	Title:	Vice President